UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

January 6, 2016

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective January 6, 2016, the Board of Directors of Diodes Incorporated (the “Company”) adopted an amendment to Article II, Section 1 of the bylaws of the Company (the “Bylaws”) to delete language providing that stockholders may remove directors for cause.  Under the Delaware General Corporation Law (“DGCL”), directors may be removed with or without cause in accordance with the requirements of the DGCL.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the amended form of the Bylaws filed as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended Bylaws of Diodes Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2016	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

3.1	Amended Bylaws of Diodes Incorporated